SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 30, 2003

VITRIA TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation)

000-27207	77-0386311
(Commission File No.)	(IRS Employer identification No.)

945 STEWART DRIVE

SUNNYVALE, CA 94085

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code:  (408) 212-2700

Item 12.    Results of Operations and Financial Condition.

On July 30, 2003, Vitria Technology, Inc. issued a press release announcing its results for the three months ended June 30, 2003 entitled “Vitria Announces Second Quarter Results.” In connection with the press release, Vitria Technology, Inc. conducted a conference call on July 30, 2003, to discuss its results with investors and financial analysts. The press release is attached as Exhibit 99.1 and is incorporated herein by reference. A transcript of the conference call is attached as Exhibit 99.2 and is incorporated herein by reference.

The information in this Report on Form 8-K, including the exhibit hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by Vitria Technology, Inc., whether made before or after the date hereof, regardless of any general incorporation language in such filing.

2.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 1, 2003	VITRIA TECHNOLOGY, INC.

	By:	/S/ GARY VELASQUEZ
Gary Velasquez President and Chief Executive Officer

3.

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release, dated July 30, 2003, entitled “Vitria Announces Second Quarter Results.”

99.2	Transcript of conference call conducted by Vitria Technology, Inc. on July 30, 2003.